EXHIBIT 99.5





                         Consent of Independent Auditors


         We consent to the incorporation by reference in this Current Report (Form 8-K) of NationsBank Corporation of our report dated January 18, 1996 (except for the pooling of interest with Fourth Financial Corporation as of January 31, 1996, and Note 3, for which the date is January 31, 1996) with respect to the supplemental consolidated financial statements of Boatmen's Bancshares, Inc. for the years ended December 31, 1995, 1994, and 1993, which are incorporated by reference in this Current Report (Form 8-K).

         We also consent to the incorporation by reference into each NationsBank Corporation registration statement listed below of our report referred to above.

              Registration Statements on Form S-3

              Number                   Description

              33-44826                 Dividend Reinvestment and Stock
                                         Purchase Plan
              33-57533                 $3 billion shelf
              33-63097                 $3 billion shelf
              333-7229                 $3 billion shelf


              Registration Statements on Form S-8

              Number                   Description

              2-91958                  1978 KESOP (additional shares)
              2-73761                  1978 KESOP
              2-80406                  Stock Thrift Plan
              33-45279                 C&S/Sovran Plan
              33-48883                 1992 Associates' Stock Option
                                         Award Plan
              33-60695                 Key Employee Stock Purchase Plan
              33-43125                 C&S/Sovran Plans
              33-55145                 RHNB Plans
              33-63351                 Bank South Plans
              33-62069                 ICBK Plans
              33-62208                 MNC ESP Shares
              333-02875                Directors Stock Plan
              333-07105                1996 Associates' Stock Option
                                         Award Plan



                                       /s/ Ernst & Young LLP
         St. Louis, Missouri
         September 5, 1996